QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 August 28, 2017

FORESTAR GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33662 (Commission File Number)	26-1336998 (IRS Employer Identification Number)

6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746
(Address of principal executive offices, including zip code)

(512) 433-5200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

        On August 28, 2017, Forestar Group Inc. ("Forestar") first sent to its stockholders an updated Cover Letter, Election Form and Letter of Transmittal, and Notice of Guaranteed Delivery (collectively, the "Election Documents") in connection with the proposed merger of Force Merger Sub, Inc. ("Merger Sub"), a wholly owned subsidiary of D.R. Horton, Inc. ("D.R. Horton"), with and into Forestar, pursuant to that certain Agreement and Plan of Merger, dated as of June 29, 2017, among D.R. Horton, Merger Sub and Forestar. Copies of the forms of the Election Documents are filed as Exhibits 99.1-99.3 hereto and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)
Exhibits

99.1	Form of Cover Letter
99.2	Form of Election Form and Letter of Transmittal
99.3	Form of Notice of Guaranteed Delivery

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR GROUP INC.
Dated: August 28, 2017	By:	/s/ CHARLES D. JEHL Name: Charles D. Jehl Title: Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Cover Letter
99.2	Form of Election Form and Letter of Transmittal
99.3	Form of Notice of Guaranteed Delivery

QuickLinks

  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX